ACQUISITION OF EVOLUTION TECHNOLOGY SA (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of acquisition of evolution technology sa [Abstract]
Schedule of Fair Value of Assets Acquired and Liabilities Assumed

The following table presents the allocation of the purchase price to the assets acquired and liabilitie s assumed based on their estimated fair values, which is the same as the carrying values, at the date of acquisition:

$
Cash paid	466,260
Fair value of common shares issued	480,000
Total consideration	946,260

Assets acquired:
Cash	4,676
Due from shareholders	6,490
Construction in progress	163,529
Master lease agreement	1,982,354

Less: liabilities assumed
Accounts payable	(7,440)
Deferred income tax liability	(693,824)

Net assets of Evotech	1,455,785
Net assets attributed to non-controlling interest	(509,525)

Net assets acquired	946,260